The Apex Mid Cap Growth Fund
                              C/O Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                             Telephone  (877) 593-8637

                               SEMI ANNUAL REPORT
                                JANUARY 31, 2000


March 21, 2000

Enclosed is the Semi-Annual Report of the Apex Mid Cap Growth Fund for the six months ending January 31, 2000.

The fund had a flying start in 2000, up 19.6% for the first two months ending February 29, 2000 compared with a (-6.8)% return for the S&P 500 index and 4.0% for the S&P Mid-Cap 400 index. For calendar year 1999, the fund was up 42% compared with 20% for the S&P 500 index and 13% for the S&P Mid-Cap 400 index.

We have been excited about the continued economic growth and persistent low inflation. It is not a surprise that stock market continues to trend up inspite of negatives such as very high equity valuations and attempts by the Greenspan Fed to slow the economy. It is out view that as long as inflation remains low, stocks will continue to march up. THE NEW ERA THEME FOR THE ECONOMY is clearly not just a fad or a clich. In our view the Internet revolution is still in its infancy. Its potential to change how consumers and businesses make their basic day-to-day decisions cannot be overemphasized. As far as productivity goes the best is yet to come. So inflation in the long run should remain low, although on short-term basis it can always bump up occasionally

Our focus continues to be on identifying unique growth ideas with special emphasis on companies that benefit from new economy, particularly in the Internet, technology, and telecom industries. We believe that with the DJIA at close to the 11,000 level the overall market is not cheap and the big returns going forward are going to come from creative stock selection. We continue to position the Apex Mid Cap Growth Fund to achieve superior long-term returns.

I want to thank you for your support of the Fund and suggest that existing shareholders consider adding to their positions. Please call us for a prospectus and application form.



Suresh L. Bhirud
Chairman of the Board






                         The Apex Mid Cap Growth Fund
             Schedule of Investments report Date January 31st , 2000

Ticker CO.  NAME                        Shares    % MV    Market
                                                           Value

       KeraVision *                       5000              50000
       Noven Pharmaceuticals *            2000              32250
       Immune Response *                  8000              60000
       ICN Pharmaceuticals                 750              18844
TOTAL  DRUG INDUSTRY                              6.85     161094

       Datalink Corp *                    1000              19750
       Xerox                              2000              41750
TOTAL  OFFICE EQUIP & SUP                         2.61      61500

       Cobalt Networks Inc. *              500              39250
       Learn2.com *                       2000              15500
TOTAL  COMPUTER & PERIP.                          2.33      54750

       Acclaim Entertainment *            4000              12500
       SoftNet Systems *                   500              16344
       Connectinc.com *                   3000               8109
       Digital Insight Corporation *      1000              42875
       CityView Energy *                  5000               7500
       ESPS Inc. *                        2000               9250
       Backweb Technologies *             1000              35000
       Centura Software *                 5000              35938
       Smith Micro Software *            15000              58125
       Microware Systems *                3000              14250
       Bottomline Technologies *          1700              53444
       Digital River Inc. *               1700              44413
       Beyond.Com Corp. *                 4000              25063
TOTAL  COMPUTER SOFTW & SVC                      15.42     362809

       Paradyne Networks *                1000              27000
       PLX Technology *                   1000              21875
       Uniview Technologies *            10000              43125
       eBay *                              400              60025
       Creative Technology                 500               8469
       Avid Technology *                  1000              12813
TOTAL  ELECTRONICS                                7.37     173306

       Advanced Micro Devices *           1000              36250
       Terayon Cpmmunications *            500              53500
       Cirrus Logic *                      500               6844
TOTAL  SEMICONDUCTOR                              4.11      96594

       Autobytel.com Inc. *               2000              21875
       Autoweb.com *                      4000              36500
TOTAL  AUTO & TRUCK                               2.48      58375

       4 Kids Entertainment *              500              11563
TOTAL  TOYS                                       0.49      11563

       Internet Gold-Golden Lines *       1000              19625
       Wireless Facilities Inc. *         1000              50375
       Speedus.com *                      5000              23750
       Premiere Technologies *            4000              28250
       Korea Thrunet Co. Ltd *             300              13444
TOTAL  TELECOM. SERVICES                          5.76     135444

       Telular Corporation *              4000              76000
TOTAL  TELECOM. EQUIPMENT                         3.23      76000

       Cyberian Outpost Inc. *           11000             101750
TOTAL  RETAIL STORE                               4.33     101750

       Toys  'R'  Us *                    2000              20625
       Egghead.com *                      4260              48990
       Priceline.com *                    1000              58000
       Cybershop Intl Inc. *              1000               5500
       Garden.com Inc. *                  2000              16500
       CDnow *                             660               7590
TOTAL  RETAIL SPECIALTY                           6.68     157205

       Mortgage.com Inc. *                4000              21750
       Data Broadcasting *                4000              33000
TOTAL  FINANCIAL SERVICES                         2.33      54750

       Wit Capital Group *                2000              25750
TOTAL  SECURITIES BROKERAGE COMP.                 1.09      25750

       Rare Medium Group *                1000              35875
       Rainmaker Systems Inc. *           1000              14313
TOTAL  INDUSTRIAL SERVICES                        2.13      50188

       Topjobs.net PLC *                  2000              22250
       Jupiter Communications Inc. *      1000              25000
TOTAL  ADVERTISING                                2.01      47250

       DRKOOP.Com Inc. *                  2000              27250
       Healtheon *                        2000             130000
TOTAL  HEALTHCARE INFO SYS                        6.68     157250

       Mattel                             3000              31313
TOTAL  RECREATION                                 1.33      31313

       CareMatrix *                       5000              10625
TOTAL  MEDICAL SERVICES                           0.45      10625

       Imatron *                         20000              61250
       Trimedyne *                       15000              41250
TOTAL  MEDICAL SUPPLIES                           4.36     102500

       Pacific Internet *                 1000              64500
       Looksmart LTD *                    2000              65625
       NetZero. Inc *                     2000              64250
       e.spire Communications *           3000              31688
       e FAX COM INC. *                   3000              22125
       RealNetworks *                      400              62875
TOTAL  INTERNET INDUSTRY                         13.22     311063

       Applix *                           4000              57500
TOTAL  MISCELLANEOUS                              2.44      57500

       TOTAL ASSETS - COMMON STOCKS              97.71    2298577

       COMMON STOCKS - SHORT SELLS

       Apple Computer *                   -400             -41500
TOTAL  COMPUTER & PERIP.                         -1.76     -41500

       Lexmark International *            -500             -47125
       Solectron *                        -500             -36313
TOTAL  ELECTRONICS                               -3.55     -83438

       TOTAL ASSETS - SHORT SELLS                -5.31    -124938

       TOTAL INVESTMENTS                         92.40    2173639
       OTHER ASSETS (LESS                         7.60     178770
       LIABILITIES)

       NET ASSETS                               100.00    2352409
       NET ASSETS VALUE PER SHARE                            7.50
       OFFERING PRICE PER SHARE                              7.96

       * Non - income producing securities



                          THE APEX MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES  6 months ended January 31, 2000 (UNAUDITED)

ASSETS
Investment Securities at Value                 $2,173,639
  (Identified cost -  $3,096,748) (Note 1)

  Dividends receivable                                 97
  Receivable Investment Securities Sold            50,108
  Due from broker - Short sales                   253,229
  Prepaid Insurance                                   604

  Total Assets                                            $2,477,677

LIABILITIES
  Payables:
    Investment Securities Purchases                $8,587
    Cash - Overdraft                               95,896
    Accrued expenses                               20,785
  Total Liabilities                                       ($125,268)

    NET ASSETS (Equivalent to $7.50 per share             $2,352,409
        based on 313,704  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $3,383,804
  Distribution in excess of accumulated Net      (108286)
Realized gain (loss)
  Accumulated Net Investment Income                --
  Net Unrealized Appreciation (Depreciation)     (923109)
of Investments
  Total Net Assets                             $2,352,409

  STATEMENT OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED JANUARY 31, 2000

INVESTMENT INCOME
  Dividends                                                   $1,115
  Interest                                                     3,413
EXPENSES
  Audit                                            $4,000
  Fund Accounting                                   5,850
  Transfer Agent (Note 6)                           2,579
  Legal                                                 0
  Miscellaneous                                         0
  Shareholder Report                                  942
  Directors                                         3,752
  Registration                                        610
  Organization (Note 5)                                 0
  Insurance                                         1,142
  Fund Administration (Note 4)                      2,229
  Custodian                                         3,360
  Investment Advisor (Note 4)                      11,147
  12b-1 Fees                                        2,787
 Total Expenses                                             (38,398)
  Expense Reimbursement/ waived by Advisor                    13,376
(Note 4)
  Expense net of Reimbursement/ waiver                      (25,022)
NET INVESTMENT GAIN (LOSS)                                    20,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) on Investments                    367,046
  Change in Unrealized Appreciation                        (239,172)
(Depreciation) of Investments

NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS           127,874

NET INCREASE (DECREASE) IN NET ASSETS                        107,380
RESULTING FROM OPERATION
            See accompanying Notes to Financial Statements    PAGE: 4


                          THE APEX MID CAP GROWTH FUND
 STATEMENT OF CHANGES IN NET ASSETS  6 Months Ended JANUARY 31, 2000 (UNAUDITED)
                                      For the 6 months  For the Year
                                                 Ended         Ended
                                      January 31, 2000 July 31, 1999
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (20,494)   $  (12,637)
  Net Realized Gain / (loss) on                367,046       583,967
investment  Securities Sold
  Net unrealized                             (239,172)      (81,105)
appreciation/(depreciation) of
Investments
  Net Increase (Decrease) in Net            $  107,380    $  490,225
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                (571,317)      (48,682)

  Capital Gains                                    (0)      (44,136)

  Total Distributions                        (571,317)      (92,818)

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                   54,000       566,490
  Shares issued in lieu of Cash                569,302        92,489
Distributions
  Cost of shares Redeemed                    (333,753)     (232,582)
  Increase (Decrease) in Net Assets            289,549       426,397
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET ASSETS      174,388       823,804

  NET ASSETS BEGINNING OF PERIOD             2,526,797     1,702,993

  NET ASSETS END OF PERIOD                 $ 2,352,409     2,526,797

  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
  (UNAUDITED)

                                         For the   For the  For the
                                        6 months      Year     Year
                                           Ended     Ended    Ended
                                      January 31,  July 31, July 31,
                                            2000      1999     1998

NET ASSET VALUE, BEGINNING OF PERIOD       $9.30     $7.53    $6.93
Income/(Loss) from Investment
Operations:
  Net Investment Income/(Loss)            (0.11)    (0.06)   (0.36)
  Net Gain/(Loss) on Securities (Both       0.74      2.23     1.58
Realized and Unrealized)
  Total from Investment Operations          0.63      2.17     1.22
Distributions:
  Dividend Distributions Paid             (2.43)    (0.21)   (0.62)

  Distributions from Capital Gains        (0.00)    (0.19)        0
  Total Distributions                     (2.43)    (0.40)   (0.62)

NET ASSET VALUE, END OF PERIOD            $ 7.50    $ 9.30   $ 7.53
Total Return (Not Reflecting Sales       5.83%**    31.36%    8.66%
Load)
Ratios/Supplemental Data:
  Net Assets, End of Period (in           $2,352    $2,527   $1,703
thousands)
  Ratios to Average Net Assets:
    Expenses                             1.71%**     2.26%    5.26%
    Net Investment Income/(Loss)       (0.91)%**   (0.66)%  (2.54)%
    Effect of Reimbursements/Waivers     0.60%**     1.19%    1.19%
on Above Ratios
    Portfolio Turnover Rate            209.12%**   405.39%  205.06%

  * Based on weighted average shares outstanding        ** Not annualized

              See accompanying Notes to Financial Statements PAGE: 5


1.   SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001).
     Transactions in shares of common stock for the six months ended January 31, 2000 were as follows:

                                         Shares        Amount

  Beginning Balance                     271,621   $ 3,106,890
  Shares Sold                             6,665        54,000
  Shares Issued in  Reinvestment of      73,269       569,302
  Dividends
  Shares Redeemed                    (  37,851)    ( 333,753)
  Net Increase (Decrease)                42,083       289,551
  Ending Balance                        313,704    $3,396,441

3.   INVESTMENTS
     Purchases and sales of securities for the six months ended January 31st, 2000 other than short-term securities, aggregated $3,733,154 and $4,461,058, respectively. There were short sale transactions for the six months ended January 31, 2000 aggregate to $548,007 of purchases and $649,396 of sales. The cost of securities is substantially the same for Federal income tax purposes.
     For Federal income tax purposes:

        Aggregate Cost                  $3,096,748

        Gross Unrealized Appreciation      209,777

        Gross Unrealized Depreciation   (1,132,886)

        Net Unrealized Depreciation      ($923,109)


     Short-Selling: The Fund is engaged in short selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will deposit collateral with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities, sufficient to cover its short position. Securities sold short at January 31st, 2000 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the six months ended January 31, 2000 the Advisor elected to defer the payment of Advisor fees payable in amount of $ 11,147. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the six months ended January 31, 2000 the Administrator elected to defer the payment of Administrative service fees payable in amount of $2,229.
     From December 1, 1996, the FirStar Bank, N.A. has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services, LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the six months ended January 31st, 2000, the Fund has incurred distribution costs of $2,726 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the six months ended January 31st, 2000 the Fund paid $ 17,855 brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(43,658) as of July 31, 1999, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.


                    THE APEX MID CAP GROWTH FUND
                        c/o Bhirud Funds Inc.
                           SOUNDVIEW PLAZA
                        1266 EAST MAIN STREET
                         STAMFORD, CT  06902
                           (877) 593-8637



BOARD OF DIRECTORS

   Suresh L. Bhirud*            Chairman of the Board; President of
                                Bhirud Associates, Inc.

   Alexander N. Crowder, III    Management Consultant

   Harish L. Bhirud*            Bhirud Funds Inc..

   M. John Sterba, Jr.          Chairman of Investment Management
                                Advisors, Inc.

   Tim Fenton                  Partner, Fenton & Zelenetz, Inc.



 * "Interested person" as defined in the Investment Company Act of 1940.


OFFICERS

   Suresh L. Bhirud*           Chairman of the Board & Treasurer

   Harish L. Bhirud*           Vice-President


Investment Advisor & Distributor    Bhirud Associates, Inc.

Administrator                       Bhirud Associates, Inc.

Custodian                           Star Bank, N.A.

Legal Counsel                       Battle Fowler

Independent Auditors                Van Buren & Hauke, LLC